UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

July 26, 2021
Date of Report (Date of earliest event reported)

ABRAXAS PETROLEUM CORPORATION
(Exact name of registrant as specified in its charter)

Nevada	1-16071	74-2584033
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

18803 Meisner Drive
San Antonio, Texas 78258
(210) 490-4788
(Address of principal executive offices and Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.01 per share	AXAS	The Nasdaq Stock Market LLC

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

In notices from the Nasdaq Stock Market LLC (“Nasdaq”) dated May 11, 2021 (the “May 11 Notice”) and July 26, 2021 (the “July 26 Notice”), Abraxas Petroleum Corporation, a Nevada corporation (the “Company”), received notification from Nasdaq that the Company is no longer in compliance with the requirements for continued listing set forth in Nasdaq Listing Rule 5550(b) (“Rule 5550(b)”). As previously disclosed, based on the stockholders’ equity that the Company reported in its Form 10-Q for the period ended March 31, 2021, the May 11 Notice informed the Company that it failed to comply with the $2,500,000 stockholders’ equity requirement for continued listing set forth in Rule 5550(b)(1). The July 26 Notice informed the Company of its failure to comply with the alternative continuing listing requirements set forth in Rule 5550(b)(2) and Rule 5550(b)(3). Specifically, the market value of the Company’s listed securities, determined as of July 21, 2021, falls below the $35,000,000 minimum market value required by Rule 5550(b)(2), and the net losses from continuing operations reported in the Company’s annual filings for the years ended 2018, 2019, and 2020 fail to meet the $500,000 net income standard set forth in Rule 5550(b)(3).

As permitted by Nasdaq Listing Rule 5810(c), after receiving the May 11 Notice, the Company submitted a plan to regain compliance. However, as set forth in the July 26 Notice, Nasdaq notified the Company of its determination to deny the Company’s request for continued listing on The Nasdaq Capital Market.

Pursuant to Nasdaq’s determination, the trading of the Company’s Common Stock will be suspended beginning on August 4, 2021, and the Company’s securities will be removed from listing and registration on The Nasdaq Stock Market upon the filing of a Form 25‑NSE with the Securities and Exchange Commission. Because the Company does not intend to appeal the determination to a Nasdaq Hearings Panel, the Company’s securities may be eligible to continue to be quoted on, and the Company is currently working on its application to, the OTCQX Best market. In the interim, the Company will be quoted on the OTC “Pink Sheets.”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ABRAXAS PETROLEUM CORPORATION

By: /s/ Steven P. Harris
Steven P. Harris
Vice President, Chief Financial Officer

Dated: July 30, 2021